UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 27, 2022
Preferred Apartment Communities, Inc.
(Exact Name of Registrant as Specified in its Charter)
Maryland                001-34995                27-1712193
(State or other jurisdiction             (Commission File Number)    (IRS Employer Identification No.)
of incorporation)
3284 Northside Parkway NW, Suite 150, Atlanta, GA 30327
(Address of Principal Executive Offices) (Zip code)

Registrant's telephone number, including area code: (770) 818-4100

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class            Trading Symbol        Name of each exchange on which registered
Common Stock, par value $.01 per share         APTS                 NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, on February 16, 2022, Preferred Apartment Communities, Inc., a Maryland corporation (the “Company”), Preferred Apartment Communities Operating Partnership, L.P., a Delaware limited partnership (the “Partnership”), PAC Operations, LLC, a Delaware limited liability company (“Operations”), Pike Parent LLC, a Delaware limited liability company (“Parent”), Pike Merger Sub I LLC, a Delaware limited liability company (“Merger Sub I”), Pike Merger Sub II LLC, a Delaware limited liability company (“Merger Sub II”), and Pike Merger Sub III LLC, a Delaware limited liability company (“Merger Sub III” and, together with Parent, Merger Sub I and Merger Sub II, the “Parent Parties”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Parent Parties are affiliates of Blackstone Real Estate Income Trust, Inc. Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the closing of the Mergers (as defined below) (the “Closing”), Merger Sub II will merge with and into the Partnership (the “Partnership Merger”), with the Partnership surviving (the “Surviving Partnership”), immediately following the Partnership Merger, Operations will merge with and into Merger Sub III (the “Operations Merger”), with Merger Sub III surviving, and immediately following the Operations Merger, the Company will merge with and into Merger Sub I (the “Company Merger” and, together with the Partnership Merger and the Operations Merger, the “Mergers”) with Merger Sub I surviving. A definitive proxy statement (the “Proxy Statement”) was filed with the Securities and Exchange Commission (the “SEC”) by the Company on April 14, 2022, in connection with, among other things, the Merger Agreement.

Certain Merger-Related Litigation Matters

Following the filing of the Proxy Statement, six additional lawsuits were filed relating to the Mergers and the Proxy Statement: Whitfield v. Preferred Apartment Communities, Inc., et al., No. 2:22-cv-01542-RBS, which we refer to as the “Whitfield Lawsuit,” was filed in the Eastern District of Pennsylvania; Weinrib v. Bartkowski, et al., No. 24-C-22-002041, which we refer to as the “Weinrib Lawsuit,” was filed in the Maryland Circuit Court for Baltimore City; Milbourne v. Bartkowski, et al., 24-C-22-002038 which we refer to as the “Milbourne Lawsuit,” was also filed in the Maryland Circuit Court for Baltimore City; Grady v. Preferred Apartment Communities, et al., No. 1:22-cv-02588-AMD-SJB, which we refer to as the “Grady Lawsuit,” was filed in the United States District Court for the Eastern District of New York; Taylor v. Preferred Apartment Communities, et al., No. 1:22-cv-04044, which we refer to as the “Taylor Lawsuit,” was filed in the United States District Court for the Southern District of New York; and Watson v. Preferred Apartment Communities, et al., No. 1:22-cv-04053, which we refer to as the “Watson Lawsuit,” was filed in the United States District Court for the Southern District of New York.
The Whitfield Lawsuit asserts a claim under Section 14(a) of the Exchange Act against the Company and the members of our board of directors and a claim under Section 20(a) of the Exchange Act against the directors. The Whitfield Lawsuit alleges that the Proxy Statement omits material information on certain topics, including the line items used to calculate the financial projections, input data and assumptions used in Goldman Sachs’ analysis and the Company’s nondisclosure agreements with potential counterparties. The Whitfield Lawsuit seeks to enjoin defendants from proceeding with the proposed merger, rescission of the merger and an award of damages if the merger is consummated, and an award of plaintiff’s costs and attorney’s fees.
The Weinrib Lawsuit and the Milbourne Lawsuits are nearly identical to each other in all respects. The Weinrib and Milbourne Lawsuits each allege that the Proxy Statement omits material information on certain topics, including certain financial projections, line items used to calculate financial projections, a reconciliation of non-GAAP financial metrics to GAAP metrics, input data and assumptions used in Goldman Sachs’ analysis, information relating to the work performed by KeyBanc Capital Markets Inc., details regarding any discussions about the future employment of the Company’s officers and directors, discussions the Company may have had with Arkhouse Securities LLC after Arkhouse sent the Company a nomination notice for five board seats, and information regarding whether the board considered the possibility that Arkhouse was working in concert with Blackstone. The Weinrib and Milbourne Lawsuits also allege that the Company’s officers stand to benefit from the proposed merger, that the directors failed to evaluate appropriately the Company’s worth, that the directors failed to enhance the Company’s value and protect shareholder interests, and that the Company did not engage in a meaningful auction. Relying on those allegations, the Weinrib and Milbourne Lawsuits each assert a claim for breach of fiduciary duties against the directors in their role as directors, a claim for declaratory and equitable relief against all the Company and the directors, and a claim against Mr. Murphy for allegedly breaching his fiduciary duties as an officer of the Company. The Weinrib and Milbourne Lawsuits seek declaratory relief, an injunction barring the shareholder vote and the consummation of the proposed merger, rescission of the merger if it is consummated, and an award of damages and attorney’s fees.
The Grady Lawsuit and Taylor Lawsuit each assert a claim under Section 14(a) of the Exchange Act against the Company and the members of our board of directors and a claim under Section 20(a) of the Exchange Act against the directors. The Grady Lawsuit and Taylor Lawsuits both allege that the Proxy Statement omits material information on certain topics, including the Company’s financial projections, Goldman Sach’s financial analyses, potential conflicts of interest involving Company insiders, and the sales process and the confidentiality agreements the Company executed. The Grady Lawsuit and the Taylor Lawsuit seek to enjoin defendants from proceeding with the shareholder vote and proposed merger, rescission of the merger if the merger is consummated, and an award of damages, plaintiff’s costs and attorney’s fees.
The Watson Lawsuit asserts a claim under Section 14(a) of the Exchange Act against the Company and the members of our board of directors and a claim under Section 20(a) of the Exchange Act against the directors. The Watson Lawsuit alleges that the Proxy Statement omits material information on certain topics, including the Company’s financial projections and Goldman Sachs’ financial analyses. The Watson Lawsuit seeks to enjoin defendants from proceeding with the proposed merger, an order directing the defendants to disseminate a revised Proxy Statement, and an award of damages, plaintiff’s costs and attorney’s fees.
The results of complex legal proceedings are difficult to predict, and these proceedings could delay or prevent the mergers from becoming effective in a timely manner. Although the ultimate outcome of these matters cannot be predicted with certainty, the Company believes that these lawsuits are without merit and intends to defend against these actions vigorously.
While the Company believes that the disclosures in connection with the proposed transaction, including those set forth in the Proxy Statement, comply fully with applicable law, the Company has determined to voluntarily supplement the Proxy Statement with the supplemental disclosures set forth below in order to moot the plaintiffs’ disclosure claims in the pending actions described above and in the Proxy Statement, avoid nuisance and possible expense and business delays, and provide additional information to its stockholders. Nothing in these supplemental disclosures shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein or of the legal merit of the various litigation matters described above and in the Proxy Statement. To the contrary, the Company specifically denies all allegations in the litigation that any additional disclosure was or is required or material.

SUPPLEMENTAL DISCLOSURES TO DEFINITIVE PROXY STATEMENT

These following supplemental disclosures should be read in connection with the Proxy Statement, which should be read in its entirety. The inclusion in this supplement to the Proxy Statement of certain information should not be regarded as an indication that any of the Company or its affiliates, officers, directors or other representatives, or any other recipient of this information, considered, or now considers, it to be material, and such information should not be relied upon as such. To the extent that information herein differs from or updates information contained in the Proxy Statement, the information contained herein supersedes the information contained in the Proxy Statement. Capitalized terms used but not defined herein have the meanings set forth in the Proxy Statement, unless otherwise defined below. All page references in the information below are to pages in the Proxy Statement. For clarity, new text within restated paragraphs (other than tables and related footnotes) from the Proxy Statement is highlighted with bold, underlined text, and deleted text within restated paragraphs from the Proxy Statement is highlighted with ~~strikethrough text~~.

The following supplemental disclosure amends and restates in its entirety the first full paragraph on page 37 of the Proxy Statement concerning the Background of the Mergers:

Mr. McLure, as our lead independent director, noted that our board of directors needed to understand Blackstone’s thoughts about retaining the Company platform and employees in connection with finalizing a transaction, assuming that the Company and Blackstone could agree to the price and other material terms of the transaction. The directors unanimously agreed that, if the transaction progressed, Mr. McLure should discuss Blackstone’s intentions. The directors and a representative of V&E also discussed options to handle future negotiations with Blackstone given the pace of the transaction. Our board of directors also discussed the interests of our directors and executive officers in the mergers that are different from, or in addition to, those of our stockholders generally, as discussed under “-Interests of our Directors and Executive Officers in the Mergers”. Following this discussion, our board of directors formed a committee of directors consisting of Mr. Murphy as well as independent directors Mr. McLure, John Cannon, Sara Finley and Tim Peterson (the “Transaction Committee”) in order to expeditiously evaluate and handle future negotiations with Blackstone. Accordingly, the Transaction Committee was given the power and authority to, among other things, negotiate the terms and conditions of a transaction with Blackstone or any alternative transaction with a potential acquirer, report to our board of directors at such times as the Transaction Committee deems appropriate, and make recommendations to our board of directors in respect of a potential transaction, including a recommendation not to proceed with the transaction or to proceed with an alternative transaction, and to utilize any of the Company’s professional advisors or retain such other professional advisors as the Transaction Committee deems necessary to accomplish the foregoing.

The following supplemental disclosure adds the following additional paragraph immediately following the sixth full paragraph on Page 38 of the Proxy Statement concerning the Background of the Mergers.

On February 16, 2022, our board of directors engaged KeyBanc Capital Markets, Inc. (“KBCM”), as an additional financial advisor to the Company. KBCM agreed to provide, as the Company may reasonably request, financial advice and assistance in connection with the transaction and coordinating and collaborating with Goldman Sachs in connection with the provision of such services. As consideration for KBCM’s services, the Company agreed to pay KBCM a transaction fee of $1 million, to be paid upon consummation of the transaction.

The following supplemental disclosure amends and restates in its entirety the third full paragraph on page 40 of the Proxy Statement concerning the Go-Shop Period:

Later in the day on February 16, 2022, at the direction of our board of directors, representatives of Goldman Sachs began contacting Party A, Party B, Party C and other potential counterparties that might consider entering into an alternative transaction with the Company. In addition, on February 17, 2022, Mr. Murphy sent an e-mail to Party A acknowledging its non-binding proposal from February 15, 2022, notifying it that the Company had begun its go-shop process pursuant to the merger agreement and welcoming Party A’s participation in the process. During the go-shop period, Goldman Sachs contacted 23 potential counterparties (including Party A, Party B and Party C), consisting of five strategic parties and 18 financial sponsor parties, and received inbound inquiries from two additional potential counterparties (one strategic and one financial). Of these 25 parties, nine, including Party A, Party B and Party C, entered into a confidentiality agreement with the Company (each, a “Go-Shop Confidentiality Agreement”). Each Go-Shop Confidentiality Agreement included customary confidentiality restrictions and restrictions on the use of non-public information of the Company, including a standstill obligation without a “don’t ask, don’t waive” provision. Each of the Go-Shop Confidentiality Agreements was similar to each other Go-Shop Confidentiality Agreement in all material respects, except that certain of the Go-Shop Confidentiality Agreements contained limited exceptions to prohibitions on joint purchasing in instances where joint bidders approached the Company. Each of the parties that entered into a ~~confidentiality agreement~~ Go-Shop Confidentiality Agreement received access to the virtual data room containing non-public information about the Company. None of the potential bidders approached during the go-shop period were precluded from submitting a superior proposal due to the Go-Shop Confidentiality Agreements. Other than the proposal submitted by Party A on February 15, 2022, none of these parties submitted a proposal to acquire the Company.

The following supplemental disclosure adds the following additional paragraph immediately before the last paragraph on Page 44 of the Proxy Statement concerning Reasons for the Mergers.

As of the date hereof and excluding the existing terms of any applicable employment or employment-related arrangements in place today with the Company which may survive the mergers, none of our executive officers has an agreement with the Surviving Entities or Blackstone for continued employment following the mergers.

The following supplemental disclosure amends and restates in its entirety the fourth full paragraph on page 52 of the Proxy Statement concerning the Premia Paid Analysis:

Goldman Sachs reviewed and analyzed, using publicly available information, the premia paid in all-cash acquisition transactions of publicly traded REITs in the United States and Canada announced since 2015 through February 15, 2022 (excluding transactions announced but terminated prior to closing) in which the target company had an implied enterprise value of greater than $500 million. Goldman Sachs reviewed and analyzed thirty-five (35) such transactions in total.

The following supplemental disclosure amends and restates in its entirety the table on page 46 of the Proxy Statement concerning the Financial Projections.

	Fiscal Year Ending December 31,
	2022E	2023E	2024E	2025E	2026E
	(in millions, except for per share amounts)
Total GAAP Revenues ..............................................	$420	$463	$504	$536	$560
Total GAAP Net Operating Income (“NOI”) ................	$271	$305	$335	$356	$369
Total Cash NOI(1) ...................................................	$262	$292	$327	$350	$364
Adjusted EBITDA(2) ............................................	$234	$263	$296	$317	$330
Core Funds from Operations (“Core FFO”) Per Share(3)	$0.83	$0.98	$1.13	$1.25	$1.28
Total CapEx ...................................................	$55	$42	$31	$33	$32
Adjusted Funds from Operations (“AFFO”) Per Share(4)	$0.83	$0.78	$1.04	$1.28	$1.28
Dividends Per Share ...................................................	$0.70	$0.70	$0.75	$0.80	$0.80
Preferred Shares Outstanding ..........................................	1.5	1.4	1.1	0.7	0.6
Common Shares Outstanding ..........................................	67.0*	83.7	104.7	130.6	144.2

*The number of fully diluted shares of the Company’s Common Stock and Class A Units was 54.205 million as of December 31, 2021, and 62.457 million as of March 31, 2022.

The following supplemental disclosure adds the following additional table on page 47 of the Proxy Statement concerning the Financial Projections.

	Fiscal Year Ending December 31,
	2022E	2023E	2024E	2025E	2026E
	(in millions)
Projected Levered Free Cash Flow**...............................................	$43	$56	$75	$99	$113

**Levered Free Cash Flow is a non-GAAP financial measure and should not be considered as an alternative to net income as a measure of operating performance or cash flow from operating activities or as a measure of liquidity. Levered Free Cash Flow was calculated by: (i) adding to Adjusted EBITDA proceeds from the issuance of common equity, proceeds from the issuance of preferred stock, proceeds from the drawdown of debt, proceeds from property-level refinancings, proceeds from mezzanine loan repayments, and proceeds from property dispositions and (ii) subtracting from Adjusted EBITDA asset management fees, general and administrative fees, the cash component of management internalization expenses, normally recurring capital expenditures and capitalized second generation leasing costs, non-recurring capital expenditures, interest expense, preferred stock dividends, preferred stock redemption, property acquisitions, mezzanine loan fundings, debt pay down, mandatory amortization, mezzanine development draws, and miscellaneous financing outflows. Our calculation of Levered Free Cash Flow may differ from methodologies utilized by other REITs for similar performance measurements and, accordingly, may not be comparable to those of other REITs.

—END OF SUPPLEMENT TO DEFINITIVE PROXY STATEMENT—

Forward-Looking Statements

This Current Report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, are forward-looking statements that contain our current expectations about future results. These forward-looking statements are based on certain assumptions and expectations made by the Company, which reflect our management’s experience, estimates and perception of historical trends, current conditions and anticipated future developments. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or anticipated in the forward-looking statements. These risks and uncertainties include, but are not limited to, the following: (i) the timing of the closing of the Mergers, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the Mergers will not occur; (ii) the proposed Mergers may involve unexpected costs, liabilities or delays; (iii) the Company’s business may suffer as a result of uncertainty surrounding the proposed Mergers; (iv) the risk that the proposed Mergers disrupts the Company’s current plans and operations or diverts management’s or employees’ attention from ongoing business operations; (v) the risk of potential difficulties with the Company’s ability to retain and hire key personnel and maintain relationships with suppliers and other third parties as a result of the proposed Mergers; (vi) the possible failure of the Company to maintain its qualification as a REIT; (vii) stockholder litigation in connection with the proposed Mergers may affect the timing or occurrence of the proposed Mergers or result in significant costs of defense, indemnification and liability; (viii) the Company may be adversely affected by other economic, business or competitive factors; (ix) the occurrence of any event, change or other circumstances could give rise to the termination of the definitive merger agreement; and (x) other risks to the consummation of the proposed Mergers, including the risk that the proposed Mergers will not be consummated within the expected time period or at all. When considering these forward-looking statements, you should also keep in mind the risk factors and other cautionary statements found in the Company’s respective filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2021 and subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. All forward-looking statements, expressed or implied, included in this release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that we or persons acting on our behalf may issue. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this release. The Company claims the safe harbor protection for forward looking statements contained in the Private Securities Litigation Reform Act of 1995.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREFERRED APARTMENT COMMUNITIES, INC. (Registrant)

Date: May 27, 2022	By:	/s/ Jeffrey R. Sprain
Jeffrey R. Sprain
Executive Vice President, General Counsel and Corporate Secretary